UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2010 (June 9, 2010)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note.  This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by PNM Resources, Inc. (“PNMR”) and PNMR’s wholly owned subsidiary, Public Service Company of New Mexico (“PNM”), on June 9, 2010, in connection with the participation by PNM in the issuance and sale of an aggregate of $403,845,000 of pollution control revenue refunding bonds by the Maricopa County, Arizona Pollution Control Corporation and by  the City of Farmington, New Mexico.

As permitted by Securities and Exchange Commission requirements, the Original Form 8-K did not include as exhibits the two supplemental indentures that were entered into in connection with the pollution control revenue refunding bond transactions.  The purpose of this Form 8-K/A is to file as exhibits the two supplemental indentures.  No other matters are being reported and this Form 8-K/A does not otherwise make any changes to the Original Form 8-K.  Copies of the Eighth and Ninth Supplemental Indentures, dated as of June 1, 2010, to Indenture dated as of March 11, 1998, between PNM and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank), as Trustee, are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number            Exhibit

        10.1                Eighth Supplemental Indenture, dated as of June 1, 2010 to Indenture dated as of March 11, 1998, between PNM and The Bank of New York Mellon Trust
             Company, N.A. (successor to JPMorgan Chase Bank), as Trustee.

        10.2                        Ninth Supplemental Indenture, dated as of June 1, 2010 to Indenture dated as of March 11, 1998, between PNM and The Bank of New York Mellon Trust
             Company, N.A. (successor to JPMorgan Chase Bank), as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: July 29, 2010	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)